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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 30, 2006


                         Mayfair Mining & Minerals, Inc.
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                 (Exact name of registrant specified in Charter)


      Nevada                      333-102117               45-0487294
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 (State or other                 (Commission             (IRS Employer
 jurisdiction of                 File Number)          Identification No.)
  incorporation)

                           South Lodge, Paxhill Park,
                      Lindfield, West Sussex, UK, RH16 2QY
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          (Address of principal executive offices, including Zip Code)

       REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: +44(01444) 220 210


                The Priory, Haywards Heath, West Sussex, RH16 3LB
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         (Former name and former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 8.01.  OTHER EVENTS.

De-listing from OTCBB

         Due to the fact that the Company's operations in Africa grew so rapidly during the last year and the fact that the Company's administrative offices are based in the UK, it was felt that a move to a UK-based SEC-qualified auditor was necessary and appropriate. Unfortunately, the process of finding a firm with the skill sets and disposition to deal with a small, rapidly growing Company with assets and operations in Africa, and trading on a U.S. exchange, was not easy and resulted in delays to the preparation of the Company's audited and unaudited accounts, and a resultant delay in making timely filings of our required reports with the SEC.

         The Company was fortunate to appoint Chantrey Vellacott DFK as the Company's UK auditors. Accounting infrastructure, both in Zambia and in the UK, has now been considerably augmented to ensure that all necessary controls and procedures are in place. The Company's principals and accounting staff recently visited Madagascar and have implemented the same programs in that country to help ensure that accounting and year-end audit processes are as efficient and timely as possible. The Company has considerably strengthened its UK management team with the addition of accounting, audit, legal and secretarial personnel to assist in the day-to-day organisation of the Company.

         However, due to the rapid expansion of the Company's holdings in both countries and the increased activities, further delays to the Company's subsequent filings were experienced due to reporting difficulties and delays encountered in each country resulting in an inability to reconcile the accounts in time to meet SEC filing deadlines. Unfortunately, this resulted in the delisting of the Company's shares from the OTCBB and relegation to the Pink Sheets market for a period of one year, commencing November 30, 2006.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (a) Not applicable

      (b) Not applicable


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 5, 2007

                                        MAYFAIR MINING & MINERALS, INC.
                                        By: /s/ "Clive de Larrabeiti"
                                            ---------------------------
                                        Clive de Larrabeiti, President